Exhibit 10.1

EIGHTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

This EIGHTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of July 31, 2014, by and between the parties signatory hereto, as lessors (collectively, “Lessor”) and HCR III Healthcare, LLC, as lessee (“Lessee”).

RECITALS

A.Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011, as amended by that certain First Amendment to Master Lease and Security Agreement dated as of April 7, 2011, as further amended by that certain Second Amendment to Master Lease and Security Agreement dated as of May 16, 2011, Third Amendment to Master Lease and Security Agreement dated as of January 10, 2012, Fourth Amendment to Master Lease and Security Agreement dated as of April 18, 2012, Fifth Amendment to Master Lease and Security Agreement dated as of May 5, 2012, Sixth Amendment to Master Lease and Security Agreement dated as of July 30, 2012, and Seventh Amendment to Master Lease and Security Agreement dated as of February 11, 2013 (as so amended, the “Master Lease”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B. Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations dated as of April 7, 2011 (as the same may have been or may hereafter be further amended, modified, or reaffirmed from time to time on accordance with the terms thereof, the (“Guaranty”).

C.The Master Lease covers the “Leased Property” of the Pool 1 Facilities described on Exhibit A-1 to the Master Lease, the Pool 2 Facilities described on Exhibit A-2 to the Master Lease, the Pool 3 Facilities described on Exhibit A-3 to the Master Lease, and the Pool 4 Facilities described on Exhibit A-4 to the Master Lease.

D. Reference is made to the Pool 1 Facility identified on Exhibit A-1 to the Master Lease as “Manor Care of Pike Creek,” located on the land identified on said Exhibit as 5651 Limestone Road, Wilmington, Delaware 19808 (the “Pike Creek Property” as defined in Section 24.2 of the Master Lease). Lessor and Lessee desire to confirm that they have effectuated the “Lot Split,” more specifically described in Section 24.2 of the Master Lease, and have conveyed the “Pike Creek Released Property” from Lessor to the “Pike Creek Transferee” as contemplated under such Section 24.2.  Lessor has caused to be conveyed to the Pike Creek Transferee, Heartland Hospice Services, LLC, a Delaware limited liability company, the Pike Creek Released Property described on Exhibit A hereto. The “Pike Creek Remainder Property,” described on Exhibit B hereto, is the remaining Facility at 5651 Limestone Road, Wilmington, Delaware 19808.

E.Reference is made to the Pool 2 Facilities identified on Exhibit A-2 to the Master Lease as “Heartland of Beckley,” located on the land identified on said Exhibit as 100 Heartland Drive, Beckley, West Virginia 25801, including the Leased Improvements and the Lessor’s Personal Property located thereon or therein (the “Beckley Property”) and “Manor Care of Hemet,” located on the land identified on said Exhibit as 1717 West Stetson Avenue, Hemet, California 92545, including the Leased Improvements and the Lessor’s Personal Property located thereon or therein (the “Hemet Property”).    Pursuant to Section 5.2 of the Master Lease, Lessor

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and Lessee desire to terminate the Master Lease with respect to the Beckley Property and, in connection therewith, increase the Allocated Minimum Rent with respect to the Hemet Property, under the terms and conditions set forth in this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1. Recitals. The foregoing recitals are adopted by Lessor and Lessee as true and correct and, by this reference, are incorporated herein as if set forth herein in full.

2. Manor Care of Pike Creek Land.  For purposes of clarification, Lessor and Lessee confirm that they have effectuated the “Lot Split,” more specifically described in Section 24.2 of the Master Lease, and have conveyed the “Pike Creek Released Property” from Lessor to the “Pike Creek Transferee” as contemplated under such Section 24.2 of the Master Lease.  Lessor has caused to be conveyed to the Pike Creek Transferee, Heartland Hospice Services, LLC, a Delaware limited liability company, the Pike Creek Released Property described on Exhibit A attached hereto, as contemplated under such Section 24.2.  The “Pike Creek Remainder Property,” described on Exhibit B attached hereto, is the remaining Facility at 5651 Limestone Road, Wilmington, Delaware 19808.  Accordingly, Lessor and Lessee acknowledge that the “Land” does not include the Pike Creek Released Property and that the Facility located at 5651 Limestone Road, Wilmington, Delaware 19808, also known as “Manorcare of Pike Creek,” means the Pike Creek Remainder Property only. Lessor continues to Lease to Lessee, and Lessee continues to lease from Lessor, the Pike Creek Remainder Property as part of the Leased Property,  including any improvements currently and to be located thereon, subject to all of the terms, conditions and provisions of the Master Lease as it is hereby, and may be hereafter, amended, supplemented, restated or otherwise modified.

3. Subtraction of Beckley Property.

(a)The Master Lease is hereby amended to release and subtract the Beckley Property from the Leased Property.

(b)Exhibit A-2 of the Master Lease is amended as of July 31, 2014 as follows:

1.The Beckley Facility is hereby deleted in its entirety.

2.The Initial Monthly Allocated Minimum Rent with respect to the Hemet Property is hereby increased by $16,454.30 (which will result in a revised total Initial Allocated Rent with respect to the Hemet Property equal to $191,371.30.

3.Paragraph 1(a) of Exhibit D of the Master Lease is hereby amended to add the following as the last sentence thereof:

“Commencing on July 31, 2014, Lessee shall pay to Lessor Minimum Rent monthly in the amount of $43,571,361.09.”

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4. Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Amendment.
5. Effect of Amendment. All references in the Master Lease to the “Master Lease” shall be deemed to be references to the Master Lease as amended hereby.
6. Full Force and Effect; Acknowledgement. The Master Lease, as hereby amended, shall remain and continue in full force and effect.

7. Counterparts; Facsimile or Electronically Transmitted Signatures. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

“LESSOR”

HCP PROPERTIES, LP, a Delaware limited partnership

By:HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner

HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company

HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company

HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company

HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company

HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company

HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company

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HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company

HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company

HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company

By: /s/ Susan M. Tate

Name: Susan M. Tate

Title:Executive Vice President

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

“LESSEE”

HCR III HEALTHCARE, LLC, a Delaware limited liability company

By:/s/ Matthew S. Kang

Name:Matthew S. Kang

Title:Vice President, Chief Financial Officer

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CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as amended pursuant to the foregoing Amendment.

HCR MANORCARE, INC., a Delaware corporation

By:/s/ Matthew S. Kang

Name:Matthew S. Kang

Title: Vice President, Chief Financial Officer

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EXHIBIT A

Legal Description of Pike Creek Released Property

ALL that certain lot, piece or parcel of land, but expressly excluding and excepting out there from any and all improvements, structures, buildings and betterments (the “Improvements”) located thereon, which Improvements are already owned and belong to Grantee,  as shown as Lot 1 on that certain Record Title Subdivision Plan for 5651 Limestone Road – Manor Care, prepared by Karins and Associates dated November 9, 2012, last revised April 22, 2013, and recorded July 30, 2013 in the Office of the Recorder of Deeds, in and for New Castle County, Delaware as Instrument Number 20130730-0049659 and being more particularly bounded and described, as follows to-wit:

BEGINNING at a point on the southwesterly side of Ochletree Lane (60’ wide R/W), said point being a corner in common for herein described lands with lands now or formerly of Charles D. & Linda I. Griffin (Tax Parcel No. 08-030.00-068); thence, from said point of Beginning, along said southwesterly side of Ochletree Lane, South 24°-26’-09” East, 405.33 feet to a proposed corner in common with lands now or formerly of HCP Properties, LP (part of Tax Parcel No. 08-030.00-070); thence, leaving said southwesterly side of Ochletree Lane on a proposed line in common with said lands now or formerly of the HCP Properties, LP, said line also being a proposed new Title Subdivision Line, the following three (3) described courses and distances; 1) South 65°-33’-51” West, 73.90 feet to a point, 2) North 58°-30’-44” West, 139.17 feet, and 3) South 65°-33’-51” West, 337.34 feet to the northeasterly side of Limestone Road – Delaware Route 7 (variable width R/W); thence, along said northeasterly side of Limestone Road – Delaware Route 7, North 24°-26’-09” West, 296.15 feet to a corner in common with said lands now or formerly of Charles D. and Linda I. Griffin; thence, on a common line with said lands now or formerly of  Charles D. and Linda I. Griffin, North 66°-16’-38” East, 489.25 feet to the point and place of Beginning.

CONTAINING within said described metes and bounds 3.590 ± acres of land, be the same more or less.

BEING a part of the same lands and premises which ManorCare Health Services, Inc., a Delaware corporation (f/k/a Manor Healthcare Corp.), by Deed dated December 20, 2007, and recorded January 18, 2008 in the Office of the Recorder of Deeds, in and for New Castle County, Delaware (the “Recorder of Deeds”) as Instrument Number 20080118-0004279, did grant and convey unto HCR ManorCare Properties, LLC, in fee.

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EXHIBIT B

Legal Description of Pike Creek Remainder Property

Description of property situate in Mill Creek Hundred, New Castle County, State of Delaware, being Part of Tax Parcel No. 08-030.00-070 as prepared for a proposed Title Subdivision.  Being more particularly bounded and described as follows to wit:

BEGINNING at a point on the northeasterly side of Limestone Road –  Delaware Route 7 (variable width R/W), said point being the northwesterly end of a 50’ radius junction curve joining said northeasterly side of Limestone Road – Delaware Route 7, with the northwesterly side of Ochletree Lane (60’ wide R/W); thence, along said northeasterly side of Limestone Road – Delaware Route 7, North 24°-26’-09” West, 599.14 feet to a proposed corner in common with lands now or formerly of HCP Properties, LP (part of Tax Parcel No. 08-030.00-070); thence, on common lines with said lands now or formerly of HCP Properties, LP, said line also being a new Title Subdivision Line, the following three (3) described courses and distances: 1) North 65°-33’-51” East, 337.34 feet, 2) South 58°-30’-44” East, 139.17 feet, and 3) North 65°-33’-51” East, 73.90 feet to the southwesterly side of aforesaid Ochletree Lane; thence, thereby. the following four (4) described courses and distances: 1) South 24°-26’-09” East, 196.52 feet to a point of curvature, 2) southwesterly, along a 335.68 feet radius curve to the right, said curve having a chord bearing of South 20°-06’-34” West and a chord distance of 470.94 feet, an arc distance of 521.95 feet to a point of tangency, 3) South 64°-39’-17” West, 108.09 feet to the southeasterly end of aforesaid 50’ radius junction curve joining said northeasterly side of Limestone Road — Delaware Route 7, with said northwesterly side of Ochletree Lane, and 4) northwesterly and to the right, along said 50’ radius junction curve, said curve having a chord bearing of North 69°-53’-26” West and a chord distance of 71.27 feet, an arc distance of 79.33 feet to the point and place of Beginning.

Containing within said described metes and bounds 6.409± acres of land, be the same more or less.

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